UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2016

Commission File Number of Depositor: 333-209766

Central Index Key Number of Depositor: 0001540723

WFB FUNDING, LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of Issuing Entity: 333-209766-02

Central Index Key Number of Issuing Entity: 0001592143

CABELA’S MASTER CREDIT CARD TRUST

(Issuing Entity in respect of the Series 2004-1 Certificate)

(Exact name of Issuing Entity as specified in its charter)

AND

Commission File Number of Issuing Entity: 333-209766-01

Central Index Key Number of Issuing Entity: 0001592145

CABELA’S CREDIT CARD MASTER NOTE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of Issuing Entity as specified in its charter)

Nebraska	71-0931225
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

One Cabela Drive Sidney, Nebraska	69160
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (402) 323-5958

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

WFB Funding, LLC (the “Depositor”) entered into an Underwriting Agreement, dated June 23, 2016 (“Underwriting Agreement”), among the Depositor, World’s Foremost Bank, and Wells Fargo Securities, LLC, as Representative of Wells Fargo Securities, LLC, RBC Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the Series 2016-I Class A-1 Fixed Rate Asset-Backed Notes and the Series 2016-I Class A-2 Floating Rate Asset-Backed Notes to be issued by Cabela’s Credit Card Master Note Trust described in the related Prospectus dated June 23, 2016.

In connection with the issuance of the Series 2016-I Class A-1 Notes, the Chief Executive Officer of the managing member of WFB Funding, LLC has delivered a CEO Certification dated as of June 23, 2016 (the “Series 2016-I Class A-1 Certification”). A copy of the Series 2016-I Class A-1 Certification is filed as Exhibit 36.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Series 2016-I Class A-2 Notes, the Chief Executive Officer of the managing member of WFB Funding, LLC has delivered a CEO Certification dated as of June 23, 2016 (the “Series 2016-I Class A-2 Certification”). A copy of the Series 2016-I Class A-2 Certification is filed as Exhibit 36.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

EXHIBIT NO.	DOCUMENT DESCRIPTION

1.1	Underwriting Agreement.

36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated June 23, 2016 with respect to the Series 2016-I Class A-1 Notes.

36.2	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated June 23, 2016 with respect to the Series 2016-I Class A-2 Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFB FUNDING, LLC

By:	WFB FUNDING CORPORATION, Managing Member

By:	/s/ Sean B. Baker
	Name:	Sean B. Baker
	Title:	President and Chief Executive Officer

June 24, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement

Exhibit 36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated June 23, 2016 with respect to the Series 2016-I Class A-1 Notes.

Exhibit 36.2	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated June 23, 2016 with respect to the Series 2016-I Class A-2 Notes.